LIABILITIES IN RESPECT OF IIA GRANTS	12 Months Ended
Dec. 31, 2017
Liabilities In Respect Of Iia Grants Schedule Of Israeli Innovation Authority Grants Details
ISRAELI INNOVATION AUTHORITY GRANTS
NOTE 12:-	LIABILITIES IN RESPECT OF IIA GRANTS

	Year ended December 31,
	2016	2017

Balance as of January 1	7,303	6,888
Grants received	929	401
Royalties	(46)	(81)
Amounts carried to Profit or Loss	(1,298)	229

Balance as of Decmber 31	6,888	7,437

Current maturities	(49)	(57)

Long term liabilities in respect of IIA grants	6,839	7,380

The Company is committed to pay royalties to the IIA up to the total grants received plus the applicable accrued interest. The total amount of grants actually received by the Company from the IIA including accrued LIBOR interest, net of royalties actually paid by the Company as of December 31, 2017 is approximately $ 13,356, while the amortized cost of this liability as of that date is $ 7,437, using the interest method.